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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         APRIL 20, 2005
                                                  ------------------------------


                     UNITED AMERICAN HEALTHCARE CORPORATION
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             (Exact name of registrant as specified in its charter)

          MICHIGAN                        000-18839               38-2526913
----------------------------             ------------        -------------------
(State or other jurisdiction             (Commission           (IRS Employer
     of incorporation)                   File Number)        Identification No.)


300 RIVER PLACE, SUITE 4950, DETROIT, MICHIGAN                      48207
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  (Address of principal executive offices)                        (Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE            (313) 393-4571
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communication pursuant to Rule 425 under the Securities Act.

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 8.01.  OTHER EVENTS.

In late afternoon on April 20, 2005, our subsidiary, UAHC Health Plan of Tennessee, Inc. ("Health Plan"), received a Notice of Administrative Supervision issued by the Commissioner of the State of Tennessee's Department of Commerce and Insurance. The next morning, April 21, 2005, we issued a press release, attached as Exhibit 99.1 hereto, announcing that the Health Plan acknowledged receipt of the Notice.

Pursuant to the Commissioner's order contained in her Notice, the Health Plan has been placed under administrative supervision of the Commissioner and "has until December 31, 2005 to demonstrate to the Commissioner's satisfaction" that its "continued operation and business, absent the supervision or other oversight by the Commissioner, is not hazardous, financially or operationally, to its enrollees, its creditors or the public."

The Health Plan and United American Healthcare Corporation ("UAHC") received no prior notice of the notice and order of administrative supervision and had no opportunity to respond to its factual assertions. Because the Health Plan and UAHC believe that the entry of the order and its restrictions could negatively impact the companies, both companies are now evaluating their available legal remedies with respect to the entry of the order. Both companies, however, intend to fully cooperate with the State of Tennessee in accordance with the terms of the order, and we do not currently anticipate any material developments during the supervision period.

The order prohibits the Health Plan from taking certain actions without the approval of the Commissioner's appointed Administrative Supervisor during the supervision period, including making any payments, making any material change in management, entering into new reinsurance contracts, and increasing salaries and benefits of officers or directors. In addition, the order requires the Health Plan's officers, directors, employees and affiliates to cooperate with the Commissioner and the Administrative Supervisor in carrying out the administrative supervision.

The notice asserts a number of findings of fact which the Commissioner states form the basis for her order, including certain allegations in a lawsuit by a former Health Plan employee and an anticipated lawsuit by another former employee, certain information deemed false in the Health Plan's responses to inquiries from her Department and the TennCare Bureau, and the Commissioner's perception of the potential for financial pressures on the Health Plan and its parent companies because of recent events. The Health Plan and UAHC do not agree with many of those findings.

The notice also asserts that its findings of fact describe potential grounds for termination of the Health Plan's TennCare contract. Although we acknowledge that any such termination would have a material adverse effect on the Health Plan and UAHC, we do agree that those findings are accurate and accordingly are now evaluating its and our available legal recourse and remedies regarding the order.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Press release dated April 21, 2005.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 21, 2005                     UNITED AMERICAN HEALTHCARE CORPORATION


                                          By: /s/ Stephen D. Harris
                                             -----------------------------------
                                              Name:  Stephen D. Harris
                                              Title: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press release of United American Healthcare Corporation dated
               April 21, 2005.